NATIXIS U.S. DIVERSIFIED PORTFOLIO (the “Fund”)

Supplement dated May 2, 2011 to the Class A, B and C Prospectus and the Natixis U.S. Diversified Portfolio Class A, B and C Summary Prospectus, as applicable (“Class ABC Prospectuses”) and the Class Y Prospectus and the Natixis U.S. Diversified Portfolio Class Y Summary Prospectus, as applicable (“Class Y Prospectuses”), each dated May 1, 2011 (each a “Prospectus” and together, the “Prospectuses”), as may be revised or supplemented from time to time.

The Fund is changing its name and making certain strategy and management changes effective June 1, 2011. The Prospectus describes the Fund’s name, strategies and management arrangements as they will be beginning June 1, 2011. This prospectus supplement modifies the Prospectus in order to provide information about the Fund for the period from May 1, 2011 through May 31, 2011.

For the period from May 1, 2011 through the close of business on May 31, 2011, the Prospectuses are amended to include the following information.

1. All references to Natixis U.S. Multi-Cap Equity Fund are replaced with Natixis U.S. Diversified Portfolio.

All references to the Loomis Sayles Large Cap Growth segment are removed.

All references to the Loomis Sayles Small/Mid Core segment are replaced with Small Cap Value segment.

All references to Aziz V. Hamzaogullari and corresponding disclosure relating to Mr. Hamzaogullari are removed.

2. The Annual Fund Operating Expenses under the section “Fund Fees and Expenses” in the Class ABC Prospectuses is amended as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.90%	0.90%	0.90%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.35%	0.35%	0.35%
Acquired fund fees and expenses	0.04%	0.04%	0.04%
Total annual fund operating expenses	1.54%	2.29%	2.29%
Fee waiver and/or expense reimbursement[1]	0.10%	0.10%	0.10%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.44%	2.19%	2.19%

3. The Example under the section “Fund Fees and Expenses” in the Class ABC Prospectuses is amended as follows:

	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$713	$722	$222	$322	$222
3 years	$1,024	$1,006	$706	$706	$706
5 years	$1,357	$1,416	$1,216	$1,216	$1,216
10 years	$2,296	$2,430	$2,430	$2,618	$2,618

1

The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.40%, 2.15% and 2.15% of the Fund’s average daily net assets for Class A, Class B and Class C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.40%, 2.15% and 2.15% of the Fund’s average daily net assets for Class A, Class B and Class C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

4. The Annual Fund Operating Expenses under the section “Fund Fees and Expenses” in the Class Y Prospectuses is amended as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.90%
Other expenses	0.34%
Acquired fund fees and expenses	0.04%
Total annual fund operating expenses	1.28%
Fee waiver and/or expense reimbursement[1]	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.19%

5. The Example under the section “Fund Fees and Expenses” in the Class Y Prospectuses is amended as follows:

Class Y
1 year	$121
3 years	$397
5 years	$694
10 years	$1,537

1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.15% of the Fund’s average daily net assets for Class Y shares exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.15% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

6. The first paragraph under Principal Investment Strategies in the section “Investments, Risks and Performance” in each Prospectus is amended and restated as follows:

The Fund ordinarily invests substantially all of its assets in equity securities, including common stocks and preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. The Fund uses a multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments. The segments and their subadvisers are listed below.

•

BlackRock — The segment of the Fund managed by BlackRock Investment Management, LLC (“BlackRock”), under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies and may also invest in foreign securities. In making investment decisions, BlackRock conducts company visits, performs external research and extensive in-house analysis. BlackRock generally will sell a position if company fundamentals or management do not perform to expectations.

•

Harris Associates — Under normal circumstances, the segment of the Fund managed by Harris Associates L.P. (“Harris Associates”) will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates usually sells a security when the price approaches its estimated worth or if other more favorable opportunities arise and monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals.

•

Loomis Sayles – Mid Cap Growth segment — Under normal circumstances, the Mid Cap Growth segment of the Fund, managed by Loomis, Sayles & Company. L.P. (“Loomis Sayles”), will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Although the market capitalization range for the Russell Midcap Growth Index fluctuates, it was $671 million to $25 billion as of March 31, 2011. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.

•

Loomis Sayles – Small Cap Value segment — Under normal circumstances, the Small Cap Value segment of the Fund, also managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. Although the market capitalization range for the Russell 2500 Index fluctuates, it was $19 million to $11 billion as of March 31, 2011. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.

The last bullet point under Principal Investment Strategies relating to investments in equity securities of Canadian issuers is deleted.

7. The information under Subadvisers in the section “Management” in each Prospectus is amended and restated as follows:

BlackRock Investment Management, LLC, Harris Associates L.P. and Loomis, Sayles & Company, L.P.

8. The information under Portfolio Managers in the section “Management” in each Prospectus is amended to include the following:

BlackRock

Edward P. Dowd, Managing Director at BlackRock, has served as co-manager of the BlackRock segment of the Fund since 2008.

Jeffrey R. Lindsey, Managing Director at BlackRock, has served as co-manager of the BlackRock segment of the Fund since 2008.

9. The first three paragraphs under Principal Investment Strategies in the section “More Information About the Fund” in each Prospectus are amended and restated as follows:

Natixis Advisors believes that this Fund’s multi-manager approach to equity investing—which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments—offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. Natixis Advisors believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund will produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

The Fund ordinarily invests substantially all of its assets in equity securities, including common stocks and preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. The Fund uses a multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments. The segments and their subadvisers are listed below.

•

BlackRock — The segment of the Fund managed by BlackRock Investment Management, LLC (“BlackRock”), under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies and may also invest in foreign securities. In making investment decisions, BlackRock conducts company visits, performs external research and extensive in-house analysis. BlackRock generally will sell a position if company fundamentals or management do not perform to expectations.

•

Harris Associates — Under normal circumstances, the segment of the Fund managed by Harris Associates L.P. (“Harris Associates”) will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates usually sells a security when the price approaches its estimated worth or if other more favorable opportunities arise and monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals.

•

Loomis Sayles – Mid Cap Growth segment — Under normal circumstances, the Mid Cap Growth segment of the Fund, managed by Loomis, Sayles & Company. L.P. (“Loomis Sayles”), will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Although the market capitalization range for the Russell Midcap Growth Index fluctuates, it was $671 million to $25 billion as of March 31, 2011. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.

•

Loomis Sayles – Small Cap Value segment — Under normal circumstances, the Small Cap Value segment of the Fund, also managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. Although the market capitalization range for the Russell 2500 Index fluctuates, it was $19 million to $11 billion as of March 31, 2011. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.

The last bullet point under Principal Investment Strategies relating to investments in equity securities of Canadian issuers is deleted.

10. The information under Principal Investment Strategies in the section “More Information About the Fund” in each Prospectus is amended to include:

The Fund’s portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund’s overall goal by employing the strategies and techniques described below.

BlackRock

The segment of the Fund managed by BlackRock, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by

BlackRock for the segment typically have the following characteristics, although not all of the companies selected by BlackRock will have each of the attributes:

•	Market capitalizations of any size with emphasis on capitalizations greater than $2 billion

•	Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:

•	Above-average growth rates in sales

•	Improvements in profit margins

•	Providing proprietary or niche products and services

•	Strong industry growth

•	A lead in market share

The segment may also invest in the securities of foreign companies, either directly or indirectly through depositary receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, BlackRock generally employs the following methods:

•	Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.

•	The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.

•

Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. BlackRock will usually sell a position if company fundamentals or management do not perform to expectations.

11. The following is added under Subadvisers in the section “Management Team” in each Prospectus:

BlackRock, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is an indirect, wholly owned subsidiary of BlackRock, Inc. and serves as subadviser to a segment of Natixis U.S. Diversified Portfolio. BlackRock is a registered investment adviser and commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $3.35 trillion in investment company and other portfolio assets under management as of December 31, 2010.

12. The second paragraph under Transactions with Other Investment Companies in the section “Management Team” in each Prospectus is amended and stated as follows:

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AlphaSimplex Group, LLC, Absolute Asia, AEW, BlackRock, Gateway Investment Advisers, LLC, Harris Associates, Hansberger and Vaughan Nelson. Each of these advisers and subadvisers (except BlackRock and Westpeak) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders. The Fund also may make investments in related investment companies to the extent permitted by SEC regulation.

13. The information under Meet the Fund’s Portfolio Managers in the section “Management Team” in each Prospectus is amended to include the following:

BlackRock

Edward P. Dowd — Edward P. Dowd has co-managed the BlackRock segment of the Natixis U.S. Diversified Portfolio since November 2008. Mr. Dowd, Managing Director at BlackRock, joined the firm in 2005 following BlackRock’s merger with State Street Research & Management (SSRM). Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He joined SSRM in 2002 and was a co-portfolio manager of the State Street Research Legacy Fund.

Jeffrey R. Lindsey — Jeffrey R. Lindsey has co-managed the BlackRock segment of the Natixis U.S. Diversified Portfolio since November 2008. Mr. Lindsey, Managing Director at BlackRock, joined the firm in 2005 following BlackRock’s merger with SSRM. He joined SSRM in 2002 and was promoted to Chief Investment Officer - Growth in 2003. Mr. Lindsey holds the designation of Chartered Financial Analyst.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Supplement dated May 2, 2011, to the Natixis U.S. Diversified Portfolio Statement of Additional

Information (“SAI”) dated May 1, 2011, as may be revised or supplemented from time to time.

The Fund is changing its name and making certain strategy and management changes effective June 1, 2011. The SAI describes the Fund’s name, strategies and management arrangements as they will be beginning June 1, 2011. This SAI supplement modifies the SAI in order to provide information about the Fund for the period from May 1, 2011 through May 31, 2011.

For the period from May 1, 2011 through the close of business on May 31, 2011, the SAI is amended to include the following information.

1. All references to Natixis U.S. Multi-Cap Equity Fund are replaced with Natixis U.S. Diversified Portfolio.

All references to the Loomis Sayles Large Cap Growth segment are removed.

All references to the Loomis Sayles Small/Mid Core segment are replaced with Small Cap Value segment.

All references to Aziz V. Hamzaogullari and corresponding disclosure relating to Mr. Hamzaogullari are removed.

2. The following sentence is removed from the first paragraph under the section “Investment Restrictions”:

Effective June 1, 2011, the Fund’s name changed from Natixis U.S. Diversified Portfolio to Natixis U.S. Multi-Cap Equity Fund.

3. The following restriction for the Fund is removed from the section “Investment Restrictions”:

(14)	Invest less than 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

4. The advisory fee information for the Fund under the section “Fund Charges and Expenses” is amended and restated as follows:

Fund	Date of Agreement	Advisory fee payable by Fund to Natixis Advisors (as a % of average daily net assets of the Fund)
U.S. Diversified Portfolio	10/30/00, as amended 07/01/05	0.90% 0.80%	of the first $1 billion of amounts in excess of $1 billion

5. The following footnote in the sub-section “Advisory Fees” under the section “Fund Charges and Expenses” is removed:

*Prior to June 1, 2011, the advisory fee payable by the Fund to Natixis Advisors was 0.90% on the first $1 billion of the Fund’s average daily net assets and 0.80% on amounts in excess of $1 billion of the Fund’s average daily net assets.

6. The expense limit information under the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” is amended to include the following:

Fund	Expense Limit	Date of Undertaking
U.S. Diversified Portfolio***		May 1, 2011
Class A	1.40%
Class B	2.15%
Class C	2.15%
Class Y	1.15%

7. The sub-section “Subadvisory Fees” in the section “Fund Charges and Expenses” is amended and restated as follows:

The advisory agreement between Natixis Advisors and the Fund provides that Natixis Advisors may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, Natixis Advisors has delegated its portfolio management responsibilities to BlackRock Investment Management, LLC (“BlackRock”), Harris Associates and Loomis Sayles (which manages two of the four segments). For the services described in the subadvisory agreements, the Fund has agreed to pay its subadvisers a subadvisory fee at the annual rate set forth in the following table:

Fund	Subadviser	Date of Subadvisory Agreement	Subadvisory fee payable to Subadviser (as a % of average daily net assets of the Fund)
U.S. Diversified Portfolio	BlackRock	10/02/06	0.45 0.40	% %	of the first $250 million of amounts in excess of $250 million

	Harris Associates	10/30/00, as amended through 07/01/05	0.45 0.40	% %	of the first $250 million of amounts in excess of $250 million

	Loomis Sayles – Mid Cap Growth Segment	05/18/01, as amended through 07/01/05	0.50 0.45	% %	of the first $250 million of amounts in excess of $250 million

	Loomis Sayles – Small Cap Value Segment	10/30/00, as amended through 07/01/05	0.50 0.45	% %	of the first $250 million of amounts in excess of $250 million

For the last three fiscal years, the following table shows the total advisory fees (including subadvisory fees) paid by the Fund, and of these amounts, the total paid to Natixis Advisors and the total paid to a subadviser of the Fund:

	12/31/08	12/31/09	12/31/10
Total Advisory Fee	$4,080,490	$2,773,640	$3,092,377
Natixis Advisors
Fee Earned	—	$1,304,981	$1,457,688
Fee Waived	—	$53,943	$177,041
Total Paid	$1,913,595	$1,251,038	$1,280,647
BlackRock

Fee Earned	—	$255,068	$279,314
Fee Waived	—	$2,928	$15,558
Total Paid	$367,737	$252,140	$263,756
Harris Associates
Fee Earned	—	$395,193	$470,372
Fee Waived	—	$14,409	$52,155
Total Paid	$532,656	$380,784	$418,217
Loomis Sayles – Small Cap Value Segment
Fee Earned	—	$504,508	$511,621
Fee Waived	—	$18,394	$56,728
Total Paid	$764,409	$486,114	$454,893
Loomis Sayles – Mid Cap Growth Segment
Fee Earned	—	$313,890	$373,382
Fee Waived	—	$11,445	$41,401
Total Paid	$502,093	$302,445	$331,981

For more information about the Fund’s advisory and subadvisory agreements, see “Investment Advisory and other Services” in this Statement.

The table below shows the expenses of the Fund that were reimbursed by Natixis Advisors for the fiscal years December 31, 2008, December 31, 2009 and December 31, 2010:

Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/10
$25,925	$389,314	$—

8. The following paragraphs are added under the sub-section “Proxy Voting Policies” in the section “Management of the Trusts”:

BlackRock. Natixis Advisors has adopted, as its proxy voting policies for each Fund for which BlackRock acts as subadvisor (“each Fund”), the proxy voting guidelines of BlackRock. Natixis Advisors has delegated to BlackRock the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BlackRock’s role in implementing such guidelines.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BlackRock maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates (if any) from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

9. The following paragraph is added under the sub-section “Information About the Organization and Ownership of the Advisers and Subadvisers of the Funds” in the section “Investment Advisory and Other Services”:

BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc., a publicly traded company controlled by PNC Financial Services Group. BlackRock is a registered investment adviser and commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $3.35 trillion in investment company and other portfolio assets under management as of December 31, 2010.

10. The information under “Portfolio Managers’ Management of Other Accounts” in the section “Portfolio Management Information” is amended to include the following:

Edward P. Dowd (BlackRock)	12	$5.8 billion	0	$0	9	$811 million	0	$0	11	$1.5 billion	0	$0
Jeffrey R. Lindsey (BlackRock)	12	$5.8 billion	0	$0	9	$811 million	0	$0	11	$1.5 billion	0	$0

11. The following information is removed from the subsection “Portfolio Managers’ Compensation” under the section “Portfolio Management Information”:

FUND MANAGER BENCHMARKS
Large Cap Growth Segment	Russell 1000 Growth Index

12. The following paragraphs are added to the sub-section “Portfolio Managers’ Compensation” under the section “Portfolio Management Information”:

BlackRock. Portfolio Manager Compensation Overview. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the U.S. Diversified Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the U.S. Diversified Portfolio or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the Messrs. Dowd and Lindsey, such benchmarks for U.S. Diversified Portfolio include the Lipper Large Cap Growth Funds classification.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Dowd and Lindsey have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Dowd and Lindsey have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the U.S. Diversified Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the U.S. Diversified Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the U.S. Diversified Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the U.S. Diversified Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the U.S. Diversified Portfolio. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. These policies also seek to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate

13. The information under the sub-section “Portfolio Managers’ Ownership of Fund Shares” table in the section “Portfolio Management Information” is amended to include the following:

Edward P. Dowd	Natixis U.S. Diversified Portfolio	A
Jeffrey R. Lindsey	Natixis U.S. Diversified Portfolio	A

14. The following paragraph is added to the sub-section “Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers and Subadvisers; Cross Relationships of Officers and Trustees” under the section “Portfolio Management Information”:

BlackRock. Because of different objectives or other factors, a particular security may be bought for one or more clients of BlackRock or an affiliate when one or more clients of BlackRock or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve its subadvisee or other clients or funds for which BlackRock or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

15. The following paragraphs are added under the section “Portfolio Transactions and Brokerage”:

BlackRock. Subject to policies established by the Board of Trustees, BlackRock is primarily responsible for the execution of the portfolio transactions of all disciplines managed by it and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, BlackRock seeks to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, a Fund will not deal with affiliated persons. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. A Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

Investment decisions for the Fund and for other investment accounts managed by BlackRock are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

IPOs of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts, so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock or any affiliated person except as permitted by Commission exemptive order or by applicable law.